Exhibit 99.13

Carter Bankshares, Inc. and Carter Bank & Trust Announce Completion of Holding Company Reorganization

MARTINSVILLE, VA / ACCESSWIRE / November 23, 2020 – Carter Bankshares, Inc. (the “Company”)(NASDAQ:CARE) and Carter Bank & Trust (the “Bank”) announced that, effective as of November 20, 2020, the Company and the Bank consummated the statutory merger pursuant to which the Company has become the parent bank holding company of the Bank (such transaction, the “reorganization”). In the reorganization, each share of the Bank’s common stock converted into a share of the Company’s common stock at a one-for-one exchange rate. Shareholders will receive information in the mail from the Company’s and the Bank’s transfer agent about shares held in book-entry form and how to exchange certificates that previously represented shares of the Bank’s common stock.

Following the reorganization, shares of the Company’s common stock will trade on the Nasdaq Global Select Market under the same ticker symbol, CARE, that was used for shares of the Bank’s common stock prior to the reorganization.

“The Board of Directors believes this new corporate structure will provide added financial and operational flexibility for the Bank, is an integral part of the continued growth and prosperity of the Bank, and is in the best interests of our shareholders,” said James W. Haskins, Chairman of the Board of the Company and the Bank.

Litz H. Van Dyke, Chief Executive Officer of the Company and the Bank, stated: “These are times of tremendous uncertainty in the banking industry due to the impact of COVID-19. The formation of the holding company will provide more efficient access to capital markets if the need arises and will create flexibility in the overall capital structure of our organization. We believe that forming a holding company now will put the Company and the Bank in the best position to respond to evolving market conditions and to take advantage of future opportunities as they arise.”

About Carter Bankshares, Inc.

Carter Bankshares, Inc. is a bank holding company and the parent company of Carter Bank & Trust, and trades on the Nasdaq Global Select Market under the symbol CARE. Headquartered in Martinsville, VA, Carter Bank & Trust is a state-chartered community bank in Virginia with $4.1 billion in assets and 92 branches in Virginia and North Carolina. For more information visit www.CBTCares.com.

Important Note Regarding Forward-Looking Statements

Certain matters discussed in this press release constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to the Company’s financial condition, results of operations, plans, objectives, outlook for earnings, revenues, expenses, capital and liquidity levels and ratios, asset levels, asset quality, financial position, and other matters regarding or affecting the Company and its future business and operations, and specifically including statements regarding the possible future benefits of forming a bank holding company. Forward looking statements are typically identified by words or phrases such as “will likely result,” “expect,” “anticipate,” “estimate,” “forecast,” “project,” “intend,” “ believe,” “assume,” “strategy,” “trend,” “plan,” “outlook,” “outcome,” “continue,” “remain,” “potential,” “opportunity,” “comfortable,” “current,” “position,” “maintain,” “sustain,” “seek,” “achieve” and variations of such words and similar expressions, or future or conditional verbs such as will, would, should, could or may. Although we believe the assumptions upon which these forward-looking statements are based are reasonable, any of these assumptions could prove to be inaccurate and the forward-looking statements based on these assumptions could be incorrect. The matters discussed in these forward-looking statements are subject to various risks, uncertainties and other factors that could cause actual results and trends to differ materially from those made, projected, or implied in or by the forward-looking statements. For a discussion of factors that could affect our business and financial results, see the “Risk Factors” outlined in our periodic and current report filings with the Securities and Exchange Commission. Forward-looking statements are based on beliefs and assumptions using information available at the time the statements are made. We caution you not to unduly rely on forward-looking statements because the assumptions, beliefs, expectations and projections about future events may, and often do, differ materially from actual results. Any forward-looking statement speaks only as to the date on which it is made, and we undertake no obligation to update any forward-looking statement to reflect developments occurring after the statement is made.

CONTACT:

Carter Bankshares, Inc.

Wendy Bell

276-656-1776

Chief Financial Officer

wendy.bell@CBTCares.com

SOURCE: Carter Bankshares, Inc.